Exhibit 1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Banc of America Merrill Lynch Large Loan, Inc. (the “Depositor”) Bank of America, N.A. BofA Securities, Inc. (collectively, the “Specified Parties”)

Re:	SREIT Trust 2021-IND (the “Issuing Entity”)
Commercial Mortgage Pass-Through Certificates, Series 2021-IND (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) contained on the Data Files (as defined herein) (the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 7 October 2021. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with:

a.	Certain electronic data files (the “Data Files”) that are described in Attachment A,
b.	Copies of various source documents (the “Source Documents”), which are listed on Exhibit 1 to Attachment A,
c.	A list of characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to compare to information contained in the Source Documents,
d.	A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate using information on the Data Files,
e.	A list of characteristics on the Data Files (the “Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures,
f.	A draft of the preliminary confidential offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics, Draft Preliminary Offering Circular or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loan,
iii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

7 October 2021

Attachment A Page 1 of 6

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The assets of the Issuing Entity will consist primarily of a componentized promissory note issued by 15 newly formed special purpose entities, evidencing a two-year (subject to three consecutive one-year extension options) floating rate interest-only commercial mortgage loan (the “Mortgage Loan”) and
b.	The Mortgage Loan is primarily secured by first priority deeds of trust or deeds to secure debt on the borrowers’ fee interests in 15 multi- and single-tenanted warehouse and flex/light distribution commercial properties located in Arizona and Nevada (each, a “Property” and collectively, the “Properties”).

Procedures performed and our associated findings

1.	The Depositor provided us with:
a.	An electronic data file (the “Preliminary Data File”) that the Depositor indicated contains information relating to the Mortgage Loan and Properties as of 9 October 2021 (the “Reference Date”) and
b.	Record layout and decode information relating to the information on the Preliminary Data File.

Using the information in the Source Documents, we compared the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information in the Source Documents indicated on Exhibit 2 to Attachment A, subject to the instructions, assumptions and methodologies stated in the notes on Exhibit 2 to Attachment A. If more than one Source Document is listed for a Compared Characteristic, the Depositor instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 2 to Attachment A (except as described in the notes on Exhibit 2 to Attachment A). We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

We performed certain procedures on earlier versions of the Data Files and communicated differences prior to being provided the Data Files which were subjected to the procedures as described herein.

2.	As instructed by the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to the Depositor. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Data File.”

3.	Subsequent to the performance of the procedures described in the Items above, we received from the Depositor:
a.	An electronic data file (the “Final Data File,” which together with the Preliminary Data File comprise the Data Files) that the Depositor indicated contains information relating to the Mortgage Loan and Properties as of the Reference Date and
b.	Record layout and decode information relating to the information on the Final Data File.

Attachment A Page 2 of 6

3. (continued)

Using information on the:

a.	Final Data File and
b.	Updated Data File,

we compared each Compared Characteristic listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	Using the “First Payment Date,” as shown on the Final Data File, we recalculated the “Seasoning” of the Mortgage Loan as of the Reference Date. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

5.	Using the:
a.	First Payment Date and
b.	Initial Maturity Date,

as shown on the Final Data File, we recalculated the “Original Term (Excluding Extensions)” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

6.	Using the:
a.	First Payment Date and
b.	Fully Extended Maturity Date,

as shown on the Final Data File, we recalculated the “Original Term (Including Extension Options)” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

7.	Using the:
a.	Seasoning and
b.	Original Term (Excluding Extensions),

as shown on the Final Data File, we recalculated the “Remaining Term to Maturity” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

8.	Using the:
a.	Seasoning and
b.	Original Term (Including Extension Options),

as shown on the Final Data File, we recalculated the “Remaining Term (Including Extensions)” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 3 of 6

9.	The applicable Source Document(s) indicate that the Mortgage Loan is interest-only for its entire term, including during any extension period options. Based on this information, the Depositor instructed us to:
a.	Use the “Original Term (Excluding Extensions),” as shown on the Final Data File, for the original interest-only period of the Mortgage Loan (the “IO Period”),
b.	Use “0” for the original amortization term of the Mortgage Loan (the “Original Amortization Term (Excluding Extensions)“),
c.	Use “0” for the remaining amortization term of the Mortgage Loan (the “Remaining Amortization Term”),
d.	Use “0” for the fully extended remaining amortization term of the Mortgage Loan (the “Remaining Amortization Term (Including Extensions)”) and
e.	Use the “Whole Loan Original Balance” of the Mortgage Loan and each Property, as shown on the Final Data File, for the:
i.	Principal balance of the Mortgage Loan and each Property as of the Reference Date (the “Whole Loan Cut-off Balance”) and
ii.	Principal balance of the Mortgage Loan and each Property as of the “Initial Maturity Date” of the Mortgage Loan (the “Whole Loan Initial Maturity Balance”).

We compared this information to the corresponding information on the Final Data File and found such information to be in agreement.

10.	Using the:
a.	Whole Loan Margin,
b.	LIBOR Rounding Methodology,
c.	LIBOR Floor and
d.	LIBOR Cap,

as shown on the Final Data File, and a LIBOR assumption of 0.10000% provided by the Depositor, we recalculated the:

i.	Whole Loan Interest Rate and
ii.	Whole Loan Interest Rate (at LIBOR Cap)

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

11.	Using the:
a.	Whole Loan Original Balance,
b.	Whole Loan Interest Rate,
c.	Whole Loan Interest Rate (at LIBOR Cap) and
d.	Accrual Basis,

as shown on the Final Data File, and the calculation methodologies provided by the Depositor described in the succeeding paragraph(s) of this Item, we recalculated the:

i.	Monthly Whole Loan Debt Service,
ii.	Annual Whole Loan Debt Service,
iii.	Monthly Whole Loan Debt Service (at LIBOR Cap) and
iv.	Annual Whole Loan Debt Service (at LIBOR Cap)

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 4 of 6

11. (continued)

For the purpose of this procedure, the Depositor instructed us to recalculate the “Monthly Whole Loan Debt Service” of the Mortgage Loan as 1/12th of the product, rounded to two decimal places, of:

a.	The “Whole Loan Original Balance,” as shown on the Final Data File,
b.	The “Whole Loan Interest Rate,” as shown on the Final Data File, and
c.	365/360.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Annual Whole Loan Debt Service” of the Mortgage Loan as twelve (12) times the “Monthly Whole Loan Debt Service,” as shown on the Final Data File.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Monthly Whole Loan Debt Service (at LIBOR Cap)” of the Mortgage Loan as 1/12th of the product, rounded to two decimal places, of:

a.	The “Whole Loan Original Balance,” as shown on the Final Data File,
b.	The “Whole Loan Interest Rate (at LIBOR Cap),” as shown on the Final Data File, and
c.	365/360.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Annual Whole Loan Debt Service (at LIBOR Cap)” of the Mortgage Loan as twelve (12) times the “Monthly Whole Loan Debt Service (at LIBOR Cap),” as shown on the Final Data File.

12.	Using the:

a.	Annual Whole Loan Debt Service,

b.	Annual Whole Loan Debt Service (at LIBOR Cap),
c.	Underwritten NOI and
d.	Underwritten Net Cash Flow,

as shown on the Final Data File, we recalculated the:

i.	Whole Loan NOI DSCR,
ii.	Whole Loan NCF DSCR,
iii.	Whole Loan NOI DSCR at LIBOR Cap and
iv.	Whole Loan NCF DSCR at LIBOR Cap

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to round each of the recalculated characteristics listed in i. through iv. above to two decimal places.

Attachment A Page 5 of 6

13.	Using the:
a.	Whole Loan Cut-off Balance,
b.	Underwritten NOI and
c.	Underwritten Net Cash Flow,

as shown on the Final Data File, we recalculated the:

i.	Whole Loan NOI DY and
ii.	Whole Loan NCF DY

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to round each of the recalculated characteristics listed in i. and ii. above to the nearest 1/10th of one percent.

14.	Using the:

a.	Whole Loan Cut-off Balance,
b.	Whole Loan Initial Maturity Balance and
c.	Portfolio Appraised Value ($),

as shown on the Final Data File, we recalculated the:

i.	Current Whole Loan LTV and
ii.	Maturity Whole Loan LTV

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to round each of the recalculated characteristics listed in i. and ii. above to the nearest 1/10th of one percent.

15.	Using the:
a.	Whole Loan Cut-off Balance,
b.	Appraised Value ($),
c.	Portfolio Appraised Value ($) and
d.	Units,

as shown on the Final Data File, we recalculated the:

i.	Whole Loan Loan Per Unit,
ii.	Appraised Value ($) / Unit and
iii.	Portfolio Appraised Value ($) / Unit

of the Mortgage Loan and, with respect to ii. and iii. above, of each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 6 of 6

16.	Using the:
a.	Master Servicing Fee Rate,
b.	Primary Servicing Fee Rate,
c.	Trustee & Paying Agent Fee,
d.	CREFC Royalty Fee and
e.	OTA Fee,

as shown on the Final Data File, we recalculated the “Admin. Fee” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

17.	Using the:
a.	Admin. Fee and
b.	Whole Loan Margin,

as shown on the Final Data File, we recalculated the “Net Margin” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

18.	Using the:
a.	Units,
b.	Largest Tenant 1 Sq. Ft.,
c.	Largest Tenant 2 Sq. Ft.,
d.	Largest Tenant 3 Sq. Ft.,
e.	Largest Tenant 4 Sq. Ft. and
f.	Largest Tenant 5 Sq. Ft.,

as shown on the Final Data File, we recalculated the:

i.	Largest Tenant 1 % of Total SF,
ii.	Largest Tenant 2 % of Total SF,
iii.	Largest Tenant 3 % of Total SF,
iv.	Largest Tenant 4 % of Total SF and
v.	Largest Tenant 5 % of Total SF

of each Property, as applicable. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

19.	Using the “Whole Loan Cut-off Balance,” as shown on the Final Data File, we recalculated the “% of Loan” of the Mortgage Loan and each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A Page 1 of 2

Source Documents

Mortgage Loan Source Documents

Source Document Title	Source Document Date

Promissory Note	28 September 2021

Mortgage Loan Agreement	28 September 2021

Guaranty Agreement	28 September 2021

Settlement Statements	28 September 2021

Purchase and Sale Agreement	6 August 2021

Deposit Account Control Agreement	28 September 2021

Cash Management Agreement	28 September 2021

Interest Rate Cap Transaction Summary	28 September 2021

Bloomberg Screenshot for LIBOR Cap Provider Rating	Not Dated

Property Source Documents

Source Document Title	Source Document Date

Appraisal Reports	Various

Portfolio Summary Appraisal Report	28 September 2021

Engineering Reports	Various

Environmental Phase I Reports	Various

Underwriter’s Summary Report	Not Dated

Underwritten Rent Roll	12 August 2021

Pro Forma Title Policies	Not Dated

Property Management Agreement	28 September 2021

CRE Insurance Risk Analysis	27 September 2021

Exhibit 1 to Attachment A Page 2 of 2

Property Source Documents (continued)

Source Document Title	Source Document Date

CoStar Reports	10 October 2021

Demographic Summary Reports	10 October 2021

Exhibit 2 to Attachment A Page 1 of 7

Compared Characteristics and Source Documents

Property Information:

Characteristic	Source Document(s)

Street Address (see Note 2)	Appraisal Report
City (see Note 2)	Appraisal Report
State (see Note 2)	Appraisal Report
Zip Code	Appraisal Report
Property Type	Appraisal Report
Property Sub-Type (see Note 1)	Appraisal Report or CoStar Report
Year Built	Appraisal Report
Year Renovated	Appraisal Report
% of Office	Underwriter’s Summary Report
Parking Spaces (see Note 3)	Appraisal Report
Units	Underwritten Rent Roll
Unit Type	Underwritten Rent Roll
Occupancy	Underwritten Rent Roll
Occupancy Date	Underwritten Rent Roll
Market	Appraisal Report
Ownership Interest	Pro Forma Title Policy
Clear Heights	Underwriter’s Summary Report

Third Party Information:

Characteristic	Source Document(s)

Appraised Value ($) (see Note 4)	Appraisal Report
Date of Appraisal (Valuation Date) (see Note 4)	Appraisal Report
Portfolio Appraised Value ($) (see Note 5)	Portfolio Summary Appraisal Report
Phase I Date	Environmental Phase I Report
Phase II Recommended	Environmental Phase I Report
Engineering Report Date	Engineering Report

Major Tenant Information: (see Note 6)

Characteristic	Source Document(s)

Largest Tenant 1	Underwritten Rent Roll
Largest Tenant 1 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 1 Expiration	Underwritten Rent Roll
Largest Tenant 2	Underwritten Rent Roll
Largest Tenant 2 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 2 Expiration	Underwritten Rent Roll
Largest Tenant 3	Underwritten Rent Roll

Exhibit 2 to Attachment A Page 2 of 7

Major Tenant Information: (continued)

Characteristic	Source Document(s)

Largest Tenant 3 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 3 Expiration	Underwritten Rent Roll
Largest Tenant 4	Underwritten Rent Roll
Largest Tenant 4 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 4 Expiration	Underwritten Rent Roll
Largest Tenant 5	Underwritten Rent Roll
Largest Tenant 5 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 5 Expiration	Underwritten Rent Roll

Underwriting Information: (see Note 7)

Characteristic	Source Document(s)

Appraisal Revenues	Underwriter’s Summary Report
Appraisal Total Expenses	Underwriter’s Summary Report
Appraisal NOI	Underwriter’s Summary Report
Appraisal NCF	Underwriter’s Summary Report
Underwritten Revenues	Underwriter’s Summary Report
Underwritten Total Expenses	Underwriter’s Summary Report
Underwritten NOI	Underwriter’s Summary Report
Underwritten Capital Items	Underwriter’s Summary Report
Underwritten Net Cash Flow	Underwriter’s Summary Report
Underwritten Economic Occupancy	Underwriter’s Summary Report

Exhibit 2 to Attachment A Page 3 of 7

Reserve and Escrow Information:

Characteristic	Source Document(s)

Initial Tax Escrow	Mortgage Loan Agreement
Monthly Tax Escrow	Mortgage Loan Agreement
Monthly Tax Escrow Cap	Mortgage Loan Agreement
Terms/Description of Springing Tax Escrow (If applicable)	Mortgage Loan Agreement
Initial Insurance Escrow	Mortgage Loan Agreement
Monthly Insurance Escrow	Mortgage Loan Agreement
Terms/Description of Springing Insurance Escrow (If applicable)	Mortgage Loan Agreement
Replacement Reserves Initial Deposit Amount	Mortgage Loan Agreement
Replacement Reserves Monthly Deposit Amount	Mortgage Loan Agreement
Replacement Reserves Escrow Cap	Mortgage Loan Agreement
Terms/Description of Springing Replacement Reserves (If applicable)	Mortgage Loan Agreement
Upfront Capex Reserve	Mortgage Loan Agreement
Initial TI/LC Amount	Mortgage Loan Agreement
Monthly TI/LC Reserve	Mortgage Loan Agreement
TI/LC Reserve Cap	Mortgage Loan Agreement
Terms/Description of Springing TI/LC Reserve (If applicable)	Mortgage Loan Agreement
Other Escrow Description	Mortgage Loan Agreement
Other Escrow Initial Amount	Mortgage Loan Agreement
Other Escrow Monthly Amount	Mortgage Loan Agreement
Other Escrow Monthly Cap	Mortgage Loan Agreement
Terms/Description of Springing Other Escrow (If applicable)	Mortgage Loan Agreement

Exhibit 2 to Attachment A Page 4 of 7

Mortgage Loan Information:

Characteristic	Source Document(s)

Note Date	Mortgage Loan Agreement
Borrower Name	Mortgage Loan Agreement
Whole Loan Margin	Mortgage Loan Agreement
Whole Loan Original Balance	Mortgage Loan Agreement
Amortization Type (During Initial Term and Extended Term)	Mortgage Loan Agreement
Accrual Basis	Mortgage Loan Agreement
First Payment Date	Mortgage Loan Agreement
Initial Maturity Date	Mortgage Loan Agreement
Extension Options (Yes/No)	Mortgage Loan Agreement
Extension Options Description	Mortgage Loan Agreement
Extension Test Description	Mortgage Loan Agreement
Fully Extended Maturity Date	Mortgage Loan Agreement
First Extension Fee	Mortgage Loan Agreement
Second Extension Fee	Mortgage Loan Agreement
Third Extension Fee	Mortgage Loan Agreement
Extension Spread Increase (Yes/No)	Mortgage Loan Agreement
Extension Spread Increase Description	Mortgage Loan Agreement
Exit Fees	Mortgage Loan Agreement
Payment Day of Month	Mortgage Loan Agreement
Payment Date (Business Day Convention)	Mortgage Loan Agreement
Payment Grace Period Event of Default	Mortgage Loan Agreement
Payment Grace Period Event of Late Fee	Mortgage Loan Agreement
Balloon Grace Period Event of Default	Mortgage Loan Agreement
Balloon Grace Period Event of Late Fee (see Note 8)	Mortgage Loan Agreement
Interest Accrual Period Start	Mortgage Loan Agreement
Interest Accrual Period End	Mortgage Loan Agreement
Interest Rate Adjustment Frequency	Mortgage Loan Agreement
LIBOR Rounding Methodology	Mortgage Loan Agreement
LIBOR Lookback Days	Mortgage Loan Agreement
LIBOR Floor	Mortgage Loan Agreement
LIBOR Cap	Mortgage Loan Agreement
LIBOR Cap After Extension	Mortgage Loan Agreement
LIBOR Cap Expiration Date	Interest Rate Cap Transaction Summary
LIBOR Cap Provider	Interest Rate Cap Transaction Summary
LIBOR Cap Provider Rating (Moody's/S&P/Fitch)	Bloomberg Screenshot for LIBOR Cap Provider Rating
Prepayment String	Mortgage Loan Agreement
Lockout Payments (see Note 9)	Mortgage Loan Agreement
SM Payments (see Note 9)	Mortgage Loan Agreement
Open Payments (see Note 9)	Mortgage Loan Agreement

Exhibit 2 to Attachment A Page 5 of 7

Mortgage Loan Information: (continued)

Characteristic	Source Document(s)

Partially Prepayable without Penalty	Mortgage Loan Agreement
Partially Prepayable without Penalty Description	Mortgage Loan Agreement
Partial Collateral Release (Y/N)	Mortgage Loan Agreement
Partial Collateral Release Description	Mortgage Loan Agreement
LockBox (Y/N)	Mortgage Loan Agreement
Lockbox Type (see Note 10)	Mortgage Loan Agreement
Cash Management Type (see Note 11)	Mortgage Loan Agreement
Loan Purpose	Purchase and Sale Agreement
Principal / Loan Sponsor	Mortgage Loan Agreement
Substitution Allowed (Y/N)	Mortgage Loan Agreement
Substitution Provision Description	Mortgage Loan Agreement

Notes:

1.	For any Property listed in Table A1, the Depositor instructed us to use the information shown in the “Provided Value” column for the applicable characteristic listed in Table A1, even if the information shown in the “Provided Value” column did not agree with the corresponding information that was shown in the applicable Source Document(s) or the applicable Source Document(s) were not provided to us.

Table A1:
Property	Characteristic	Provided Value

Warm Springs Business Center I	Property Sub-Type	Flex Light Distribution

Warm Springs Business Center II	Property Sub-Type	Warehouse

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the “Provided Value” information shown in Table A1 that was provided by the Depositor.

2.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to ignore differences that are due to standard postal abbreviations.

3.	For the Properties identified on the Preliminary Data File as “Warm Springs Business Center I” and “Warm Springs Business Center II” (collectively, the “Warm Springs Properties”), the Depositor provided a single appraisal report Source Document for both Properties (the “Warm Springs Appraisal Report”) which indicates that there are 473 total parking spaces associated with the Warm Springs Properties. For the purpose of comparing the “Parking Spaces” characteristic for each Warm Springs Property, the Depositor instructed us to allocate the 473 parking spaces pro-rata to each Warm Springs Property using the related “Units,” as shown on the Preliminary Data File.

Exhibit 2 to Attachment A Page 6 of 7

Notes: (continued)

4.	For the purpose of comparing the “Appraised Value ($)” and “Date of Appraisal (Valuation Date)” characteristics for each Property, the Depositor instructed us to use the appraised value and date, respectively, as shown in the applicable Source Document(s), associated with the related “Appraisal Type,” as shown on the Preliminary Data File.

For the Warm Springs Properties, the Warm Springs Appraisal Report indicates a combined “as is” market valuation of $44,400,000 (the “Warm Springs Appraised Value”). For the purpose of comparing the “Appraised Value ($)” characteristic for each Warm Springs Property, the Depositor instructed us to allocate the Warm Springs Appraised Value pro-rata to each Warm Springs Property using the related “Whole Loan Original Balance,” as shown on the Preliminary Data File.

5.	For the purpose of comparing the “Portfolio Appraised Value ($)” characteristic for each Property, the Depositor instructed us to allocate the portfolio appraised value, as shown in the applicable Source Document(s), pro-rata to each Property using the related “Appraised Value ($),” as shown on the Preliminary Data File.

6.	For the purpose of comparing the “Major Tenant Information” characteristics, the Depositor instructed us to consider the tenant with the higher underwritten base rent as the larger tenant for tenants with the same square footage, as shown in the applicable Source Document(s).

For the purpose of comparing the “Major Tenant Information” characteristics, the Depositor instructed us to combine multiple spaces leased by the same tenant, and for those tenants with multiple lease expirations, to use the lease expiration date for the leases associated with the spaces which together have the largest square footage and the same lease expiration date, as shown in the applicable Source Document(s).

7.	For the purpose of comparing the “Underwriting Information” characteristics that are expressed as dollar values, the Depositor instructed us to ignore differences of +/- $1 or less.

8.	For the purpose of comparing the “Balloon Grace Period Event of Late Fee” characteristic, the Depositor instructed us to use the “Payment Grace Period Event of Late Fee,” as shown in the applicable Source Document(s), as the applicable Source Document(s) did not specify a grace period for the payment due on the “Initial Maturity Date” or another maturity date during any extension period.

9.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to ignore any freely prepayable portion of the Mortgage Loan, as shown in the applicable Source Document(s).

Exhibit 2 to Attachment A Page 7 of 7

Notes: (continued)

10.	For the purpose of comparing the “Lockbox Type” characteristic, the Depositor instructed us to use “Hard” if the applicable Source Document(s) require the borrower(s) to direct all tenants to remit all payments due under their respective leases directly to a lockbox account controlled by the lender(s).

11.	For the purpose of comparing the “Cash Management Type” characteristic, the Depositor instructed us to use “Springing” if:
a.	Prior to the occurrence of an event of default or one or more specified trigger events described under the applicable Source Document(s), funds in the lockbox are forwarded to an account controlled by the borrower(s) or otherwise made available to the borrower(s) and
b.	Upon the occurrence of an event of default or one or more specified trigger events under the applicable Source Document(s), funds in the lockbox are forwarded to a cash management account controlled by the lender(s), and the funds are disbursed according to the applicable Source Document(s).

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Depositor that are described in the notes above.

Exhibit 3 to Attachment A

Provided Characteristics

Characteristic

Property No.
Property ID
Loan/Property Name
Master Servicing Fee Rate
Primary Servicing Fee Rate
Trustee & Paying Agent Fee
CREFC Royalty Fee
OTA Fee
Appraisal Type
# of Props

Note:	We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.